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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-33773) on Form S-8.

                                          Arthur Andersen LLP

San Jose, California
September 24, 1998